Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combinations
7.	BUSINESS COMBINATIONS

In the first half of 2020, the Company closed the acquisition of French Gallium Nitride (GaN) innovator Exagan. Exagan’s expertise in epitaxy, product development and application know-how broaden and accelerate ST’s power GaN roadmap and business for automotive, industrial and consumer applications.  The activities of this business are included in the Automotive and Discrete Group (ADG) reportable segment.

In the second half of 2020, the Company closed the acquisitions of the entire share capital of Ultra Wide Band specialist BeSpoon, of the cellular IoT connectivity assets of Riot Micro and of the radio-frequency assets of SOMOS.  With these acquisitions, the Company further strengthens its offer for wireless connectivity in the roadmap for STM32 microcontrollers and secure microcontrollers.  The activities of these three businesses are included in the Microcontrollers and Digital ICs Group (MDG) reportable segment.

In 2020, the Company also completed another minor acquisition in the Microcontrollers and Digital ICs Group (MDG) reportable segment.

In 2021, the purchase price allocation of the above business acquisitions was finalized and resulted in the recognition of a $1 million adjustment related to a defined benefit pension obligation, with the corresponding increase in goodwill.  The fair value of the identifiable assets acquired and liabilities assumed was as follows:

	Fair value recognized at acquisition date	Measurement period adjustments	Fair value recognized as a result of acquisition
Property, plant and equipment	1	—	1
Technologies & licenses	108	—	108
Technologies in progress	10	—	10
Other intangible assets	2	—	2
Deferred tax assets	5	—	5
Deferred tax liabilities	(18)	—	(18)
Net working capital	(4)	(1)	(5)
Goodwill(1)	135	1	136
Total net assets at fair value	239	—	239
Purchase consideration	239	—	239

(1)	The items that generated goodwill are workforce, synergies, future products and access to new markets. The goodwill is allocated to the ADG and MDG reportable segments as described in Note 8.

The total consideration transferred in relation to the business acquisitions concluded in 2020 after finalization of the purchase price allocation consisted of cash paid of $104 million, before cash acquired of $1 million, deferred consideration of $18 million and contingent consideration of $117 million. The fair value of the consideration transferred was determined by the Company with the assistance of a third party as part of the preliminary purchase price allocation. The contingent consideration comprised variable payment components contingent upon meeting certain financial and/or technical targets by the acquired businesses. The fair value measurement of the acquisition-date contingent consideration was based on the probability that the milestones defining the variable components of the consideration will be achieved and was estimated by calculating the present value of the future expected cash flows.

Deferred and contingent consideration recognized on business combinations amounted to $19 million and $77 million as at December 31, 2021 compared to $20 million and $123 million as at December 31, 2020. The fair value measurement of the contingent consideration corresponds to a Level 3 fair value hierarchy measurement and is further described in Note 28.

The amount paid of $103 million for the above-mentioned business combinations was reported in the line “Payment for business acquisitions, net of cash acquired” in the consolidated statement of cash flows for the year ended December 31, 2020.